UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2013

K•Swiss Inc.
(Exact Name of Registrant as Specified in the Charter)

Delaware	0-18490	95-4265988
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.RS Employer Identification No.)

31248 Oak Crest Drive, Westlake Village, CA 91361
(Address of principal executive offices and zip code)

(818) 706-5100
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.          Submission of Matters to a Vote of Security Holders.

At a special meeting of the stockholders (the “Special Meeting”) of K-Swiss Inc. (the “Company”), held on April 26, 2013, the Company’s stockholders voted to approve the proposal to adopt and approve that certain Agreement and Plan of Merger, dated as of January 16, 2013 (the “Merger Agreement”), by and among E-Land World Limited, Ian Acquisition Sub, Inc. and the Company.  The Company’s stockholders also voted to (i) approve, by non-binding, advisory vote, certain compensation arrangements for the Company’s named executive officers in connection with the Merger, and (ii) to approve the adjournment or postponement of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there were insufficient votes at the time of the Special Meeting to approve the proposal to approve and adopt the Merger Agreement or if a quorum was not present at the Special Meeting. The matters acted upon at the Special Meeting are described in more detail in the Company’s Definitive Proxy Statement filed with the SEC on March 14, 2013, pursuant to which proxies were solicited. There were votes representing 102,474,174 shares of Company common stock present in person or represented by proxy at the Special Meeting, representing 94.9% of the Company’s voting power. The final voting results for each proposal are set forth below:

Proposal 1: To adopt and approve the Merger Agreement.

For	Against	Abstain	Broker Non-Vote

102,134,248	335,445	4,471	0

Proposal 2: To approve, on a non-binding, advisory basis, certain compensation arrangements with the Company’s named executive officers in connection with the Merger contemplated by the Merger Agreement.

For	Against	Abstain	Broker Non-Vote

99,243,137	1,233,135	1,997,902	0

Proposal 3: To approve the adjournment or postponement of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to adopt the Merger Agreement or if a quorum is not present at the Special Meeting.

For	Against	Abstain	Broker Non-Vote

101,040,866	1,432,003	1,305	0

Item 8.01.          Other Events.

On April 26, 2013, the Company issued a press release announcing the Company’s stockholders’ adoption of the Merger Agreement.  A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01.          Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description of Exhibit
99.1	Press Release issued April 26, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

K-SWISS INC.
(Registrant)

Dated: May 1, 2013	By:	/s/ Byeng Gweon Kim
	Name:	Byeng Gweon Kim
	Title:	Chairman

Exhibit Index

Exhibit No.	Description of Exhibit
99.1	Press Release issued April 26, 2013.